Western New England Bancorp, Inc. 8-K

Exhibit 99.2

Local banking is better than ever. INVESTOR PRESENTATION THIRD QUARTER 2022

FORWARD - LOOKING STATEMENTS 2 We may, from time to time, make written or oral “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 , including statements contained in our filings with the Securities and Exchange Commission (the “SEC”), our reports to shareholders and in other communications by us . This presentation contains “forward - looking statements” with respect to the Company’s financial condition, liquidity, results of operations, future performance, business, measures being taken in response to the coronavirus disease 2019 (“COVID - 19 ”) pandemic and the impact of COVID - 19 on the Company’s business . Forward - looking statements may be identified by the use of such words as “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated,” and “potential . ” Examples of forward - looking statements include, but are not limited to, estimates with respect to our financial condition, results of operations and business that are subject to various factors which could cause actual results to differ materially from these estimates . These factors include, but are not limited to : • the duration and scope of the COVID - 19 pandemic and the local, national and global impact of COVID - 19; • actions governments, businesses and individuals take in response to the COVID - 19 pandemic ; • the speed and effectiveness of COVID - 19 vaccine and treatment developments and their deployment, including public adoption rates of COVID - 19 vaccines; • the emergence of new COVID - 19 variants, such as the Omicron variant, and the response thereto; • the pace of recovery when the COVID - 19 pandemic subsides; • changes in the interest rate environment that reduce margins; • the effect on our operations of governmental legislation and regulation, including changes in accounting regulation or standa rds , the nature and timing of the adoption and effectiveness of new requirements under the Dodd - Frank Act Wall Street Reform and Consumer Protection Act of 2010, Basel guidelines, capital requirements and other applicable laws and regulations; • the highly competitive industry and market area in which we operate; • general economic conditions, either nationally or regionally, resulting in, among other things, a deterioration in credit qua lit y; • changes in business conditions and inflation; • changes in credit market conditions; • the inability to realize expected cost savings or achieve other anticipated benefits in connection with business combinations an d other acquisitions; • changes in the securities markets which affect investment management revenues; • increases in Federal Deposit Insurance Corporation deposit insurance premiums and assessments; • changes in technology used in the banking business; • the soundness of other financial services institutions which may adversely affect our credit risk; • certain of our intangible assets may become impaired in the future; • our controls and procedures may fail or be circumvented; • new lines of business or new products and services, which may subject us to additional risks; • changes in key management personnel which may adversely impact our operations; • severe weather, natural disasters, acts of war or terrorism and other external events which could significantly impact our bu sin ess; and • other factors detailed from time to time in our SEC filings . Although we believe that the expectations reflected in such forward - looking statements are reasonable, actual results may differ materially from the results discussed in these forward - looking statements . You are cautioned not to place undue reliance on these forward - looking statements, which speak only as of the date hereof . We do not undertake any obligation to republish revised forward - looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except to the extent required by law .

WHO WE ARE Every day, we focus on showing Westfield Bank customers “ what better banking is all about . ” For us, the idea of better banking starts with putting customers first, while adhering to our core values . Our Core Values : • Integrity • Enhance Shareholder Value • Customer Focus • Community Focus Our Core Mission : Our purpose is to help customers succeed in our community, while creating and increasing shareholder value . The Company’s purpose drives the outcome we envision for Western New England Bancorp . 3 70 Center Street, Chicopee, MA.

SENIOR MANAGEMENT TEAM James C . Hagan, President & Chief Executive Officer Guida R . Sajdak, Executive Vice President, Chief Financial Officer & Treasurer Allen J . Miles III, Executive Vice President & Chief Lender Officer Kevin C . O’Connor, Executive Vice President & Chief Banking Officer Louis O . Gorman, Senior Vice President & Chief Credit Officer Leo R . Sagan, Jr . , Senior Vice President & Chief Risk Officer Darlene Libiszewski , Senior Vice President & Chief Information Officer John Bonini , Senior Vice President & General Counsel Christine Phillips , Senior Vice President, Human Resources 4

5 CONNECTICUT STRATEGY UPDATE The Bank continues to execute on its Connecticut Strategy, achieving strong momentum with new customer acquisition, deposit and loan growth, and brand recognition . The West Hartford Financial Services Center, located in West Hartford Center, serves as the Bank’s regional hub in Connecticut, and supports additional branch locations in Enfield, Granby, and Bloomfield .

6 CONNECTICUT STRATEGY UPDATE The Bank welcomed Jamie Garcia, Senior Vice President and Commercial Loan Officer. Jamie brings extensive commercial lending experience in the Connecticut market.

7 CONNECTICUT STRATEGY UPDATE Westfield Bank was recently named a FAST50 lender by The Commercial Record, adding another accolade to its growing list ! Westfield Bank was ranked 18th for growth in the number of commercial loans category between June 2021 and June 2022.

3 Q2022 QUARTERLY EARNINGS 8 ($ in thousands , except EPS) 3Q2022 2Q2022 1Q2022 4Q2021 3Q2021 Net interest income $ 20,288 $ 19,392 $ 18,698 $ 18,582 $ 18,765 Provision (credit) for loan losses 675 300 (425) 300 (100) Non - interest income 2,590 2,741 2,348 3,856 3,295 Non - interest expense 14,343 14,433 14,456 13,923 14,018 Income before taxes 7,860 7,400 7,015 8,215 8,142 Income tax expense 1,861 1,865 1,696 1,995 2,106 Net income $ 5,999 $ 5,535 $ 5,319 $ 6,220 $ 6,036 Diluted earnings per share (EPS) $ 0.28 $ 0.25 $ 0.24 $ 0.28 $ 0.27 ROA 0.93% 0.87% 0.85% 0.97% 0.96% ROE 10.90% 10.22% 9.65% 11.22% 10.85% Net interest margin 3.35% 3.24% 3.18% 3.08% 3.18% Net interest margin, on a tax - equivalent basis 3.37% 3.26% 3.20% 3.10% 3.20%

NET INTEREST INCOME AND NET INTEREST MARGIN 9 $18.8 $18.6 $18.7 $19.4 $20.3 3.18% 3.08% 3.18% 3.24% 3.35% 2.99% 2.97% 3.10% 3.23% 3.35% 2.50% 2.60% 2.70% 2.80% 2.90% 3.00% 3.10% 3.20% 3.30% 3.40% 3.50% 3Q2021 4Q2021 1Q2022 2Q2022 3Q2022 $16.5 $17.5 $18.5 $19.5 $20.5 $21.5 $22.5 $23.5 $24.5 Net interest income ($) Net interest margin (%) Adjusted net interest margin (1) Net interest income increased $ 896 , 000 , or 4 . 6% , from $ 19 . 4 million for the quarter ended June 30 , 2022 to $ 20 . 3 million for the quarter ended September 30 , 2022 . Net interest margin increased 11 basis points from 3 . 24 % for the quarter ended June 30 , 2022 to 3 . 35 % for the quarter ended September 30 , 2022 . Excluding Paycheck Protection Program interest and fee income (“PPP income”), net interest margin increased 12 basis point from 3 . 23 % for the quarter ended June 30 , 2022 to 3 . 35 % for the quarter ended September 30 , 2022 , and net interest income, excluding PPP income, increased $ 1 . 0 million, or 5 . 2% , from $ 19 . 3 million to $ 20 . 3 million, during the same period . (1) Adjusted net interest margin excludes PPP income ($ in millions)

TOTAL LOANS 10 $1,787 $1,809 $1,880 $1,946 $1,971 3.75% 3.75% 3.75% 3.79% 3.93% 3.20% 3.40% 3.60% 3.80% 4.00% 4.20% 4.40% 3Q2021 4Q2021 1Q2022 2Q2022 3Q2022 $1,200 $1,300 $1,400 $1,500 $1,600 $1,700 $1,800 $1,900 $2,000 Average Loans Outstanding (excludes PPP loans) Average Loans Outstanding Average Loan Yield $1,786 $1,839 $1,920 $1,973 $2,006 $59 $25 $6 $3 $2 3Q2021 4Q2021 1Q2022 2Q2022 3Q2022 $1,500 $1,600 $1,700 $1,800 $1,900 $2,000 $2,100 Period - end Loans Outstanding Loans PPP Loans Excluding PPP loans, average loans of $ 2 . 0 billion increased $ 24 . 6 million, or 1 . 3% , from the linked quarter . Average PPP loans of $ 2 . 5 million decreased $ 528 , 000 , or 17 . 2% , from the linked quarter . Total loans outstanding of $ 2 . 0 billion at September 30 , 2022 increased $ 143 . 0 million, or 7 . 7% , from December 31 , 2021 , driven by an increase of $ 101 . 7 million, or 10 . 4% , in commercial real estate loans, an increase in commercial and industrial loans of $ 28 . 7 million, or 14 . 3% , and an increase in residential real estate loans, of $ 34 . 6 million, or 5 . 3% . Excluding PPP loans, total loans increased $ 165 . 8 million, or 9 . 0% , from year - end . ($ in millions)

COMMERCIAL AND INDUSTRIAL LOANS 11 $201 $201 $210 $215 $230 $59 $25 $6 $3 $2 3Q2021 4Q2021 1Q2022 2Q2022 3Q2022 $100 $120 $140 $160 $180 $200 $220 $240 $260 $280 C&I Loans (excluding PPP loans) PPP Loans Excluding PPP loans, commercial and industrial loans (“ C&I”) of $ 230 . 0 million at September 30 , 2022 increased $ 28 . 7 million, or 14 . 3% , from December 31 , 2021 . At September 30 , 2022 , total delinquent C&I loans, excluding PPP loans, totaled $ 551 , 000 , or 0 . 24% , of the C&I portfolio . ($ in millions)

C&I PORTFOLIO (1) 12 (1) % of total C&I loans as of September 30, 2022 Manufacturing 18% Sand and Gravel Mining 8% Wholesale trade 19% Educational services 7% Hotels 1% Heavy and civil engineering construction , 10% Specialty trade 6% All other C&I 31%

COMMERCIAL REAL ESTATE LOANS 13 $918 $980 $1,039 $1,075 $1,082 3Q2021 4Q2021 1Q2022 2Q2022 3Q2022 $500 $600 $700 $800 $900 $1,000 $1,100 $1,200 • Commercial real estate (“CRE”) loans of $ 1 . 1 billion at September 30 , 2022 increased $ 101 . 7 million, or 10 . 4% , from December 31 , 2021 . • At September 30 , 2022 , there were no modified loans remaining under the CARES Act . • At September 30 , 2022 , total CRE delinquency was $ 873 , 000 , or 0 . 08% , of the CRE portfolio . ($ in millions) Period - end Loans Outstanding

COMMERCIAL REAL ESTATE LOANS (1) 14 (1) % of total commercial real estate loans at September 30, 2022 Adult Care/Assisted Living 4% Apartment 15% Auto Sales 4% College/School 2% Hotel 5% Industrial/Warehouse 15% Mixed - use 3% Office 21% Other 7% Residential Non - Owner 6% Retail/Shopping 16% Student Housing 2%

RESIDENTIAL AND CONSUMER LOANS 15 $668 $656 $669 $681 $691 3Q2021 4Q2021 1Q2022 2Q2022 3Q2022 $630 $640 $650 $660 $670 $680 $690 $700 Residential and Consumer Loans Period - end Loans Outstanding At September 30 , 2022 , residential loans, including home equity loans, and consumer loans increased $ 35 . 0 million, or 5 . 3% , from December 31 , 2021 . As of September 30 , 2022 , the Company serviced $ 80 . 8 million in loans sold to the secondary market, with servicing retained, which are not included on the Company’s balance sheet . At September 30 , 2022 , total delinquent residential and consumer loans totaled $ 1 . 9 million, or 0 . 27 % of total residential and consumer loans . ($ in millions)

TOTAL DEPOSITS 16 $1,806 $1,855 $1,899 $1,952 $1,944 3Q2021 4Q2021 1Q2022 2Q2022 3Q2022 $1,000 $1,100 $1,200 $1,300 $1,400 $1,500 $1,600 $1,700 $1,800 $1,900 $2,000 PERIOD - END CORE DEPOSITS At September 30 , 2022 , core deposits of $ 1 . 9 billion increased $ 89 . 6 million, or 4 . 8% , from December 31 , 2021 , while time deposits decreased $ 58 . 7 million, or 14 . 6% , during the same period . The ratio of core deposits as a percentage of total deposits was 85 . 0 % at September 30 , 2022 , compared to 82 . 2 % at December 31 , 2021 . $419 $402 $379 $350 $343 3Q2021 4Q2021 1Q2022 2Q2022 3Q2022 $- $50 $100 $150 $200 $250 $300 $350 $400 $450 PERIOD - END TIME DEPOSITS ($ in millions)

AVERAGE TOTAL DEPOSITS 17 $1,587 $1,606 $1,618 $1,639 $1,615 $615 $654 $633 $636 $659 0.22% 0.19% 0.18% 0.17% 0.20% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 3Q2021 4Q2021 1Q2022 2Q2022 3Q2022 $300 $500 $700 $900 $1,100 $1,300 $1,500 $1,700 $1,900 $2,100 Average Deposits and Rates Interest-bearing deposits Non-interest-bearing deposits Average deposit cost Average deposits, consisting of interest - bearing and non - interest bearing deposits, of $2.3 billion decreased $795,000 from the linked quarter. Average cost of deposits increased three basis points, from 0.17% for the quarter ended June 30, 2022 to 0.20% for the quarter ended September 30, 2022. ($ in millions)

AVERAGE CORE AND TIME DEPOSITS 18 $1,757 $1,850 $1,862 $1,909 $1,934 0.16% 0.15% 0.14% 0.15% 0.19% 0.00% 0.02% 0.04% 0.06% 0.08% 0.10% 0.12% 0.14% 0.16% 0.18% 0.20% $1,200 $1,400 $1,600 $1,800 $2,000 $2,200 $2,400 Average Core Deposits and Rates Average core deposits, including non - interest bearing deposits, increased $ 25 . 0 million, or 1 . 3% , from the linked quarter . Average time deposits of $ 339 . 6 million decreased $ 25 . 8 million, or 7 . 1% , from the linked quarter . The average cost of core deposits increased 4 basis points, while the cost of time deposits decreased two basis points for the same period . ($ in millions) $445 $410 $389 $365 $340 0.47% 0.39% 0.35% 0.32% 0.30% 0.25% 0.45% 0.65% 0.85% 1.05% 1.25% $- $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 Average Time Deposits and Rates

LOAN - TO - DEPOSIT RATIO 19 83% 83% 85% 86% 88% 3Q2021 4Q2021 1Q2022 2Q2022 3Q2022 80% 81% 82% 83% 84% 85% 86% 87% 88% 89% Period - end Loan - to - Deposit Ratio 81% 82% 83% 85% 85% 19% 18% 17% 15% 15% 3Q2021 4Q2021 1Q2022 2Q2022 3Q2022 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% Core Deposits and Time Deposits as a % of Total Deposits Core deposits/Total deposits Time deposits/Total deposits The loan - to - deposit ratio increased from 83 % at December 31 , 2021 to 88 % at September 30 , 2022 . Core deposits as a percentage of total deposits improved from 82 % of total deposits at December 31 , 2021 to 85 % at September 30 , 2022 . We continue to focus on the mix of deposits from time deposits to low - cost core deposits .

________ Source: SNL Financial as of June 30, 2022. Note: Total number of Westfield Bank branches shown includes the Big E seasonal branch and online deposit channel. Three Wes tfi eld branches are located in Hampshire County, MA and four Westfield branches are located in Hartford County, CT outside of Springfield MSA. DEPOSIT MARKET SHARE IN HAMPDEN COUNTY, MA AS OF JUNE 30, 2022 20 Total Deposit Rank 2022 Parent Company Name Deposits in Market ($000) Market Share # of Branches 1 PeoplesBank 2,054,380 13.9% 13 1,762,519 13.1% 20 2 Westfield Bank 2,028,805 13.7% 20 3 TD Bank 2,016,611 13.6% 16 4 KeyBank 1,856,857 12.5% 7 5 Bank of America 1,819,614 12.3% 8 6 M&T Bank 1,476,185 10.0% 14 7 Berkshire Bank 1,213,428 8.2% 11 8 Country Bank 576,762 3.9% 5 9 Monson Savings Bank 520,769 3.5% 4 10 Citizens Bank 514,808 3.5% 12

ASSET QUALITY INDICATORS 21 3Q2021 (1) 4Q2021 (1) 1Q2022 (1) 2Q2022 (1) 3Q2022 (2) Total loans modified under the CARES Act $42.8M $42.5M $12.1M $9.1M $ - Loans modified as a % of total loans 2.4% 2.3% 0.6% 0.5% - % Total delinquent loans $3.1M $2.1M $2.8M $2.2M $3.3M Delinquent loans as a % of total loans 0.17% 0.12% 0.15% 0.11% 0.16% Nonperforming loans (NPL) $5.6M $5.0M $4.0M $4.1M $4.4M NPL as a % of total loans 0.32% 0.27% 0.21% 0.21% 0.22% NPL as a % of total assets 0.23% 0.20% 0.16% 0.16% 0.17% Allowance for loan losses % of total loans 1.11% 1.08% 1.00% 0.99% 1.01% Allowance for loan losses % of NPL 352% 399% 484% 476% 456% Net charge - offs (recoveries) ($67K) $350K $54K $48K $27K Net charge - offs as a % average loans 0.00% 0.02% 0.00% 0.00% 0.00% (1) Excludes PPP loans (2) Includes PPP loans

ASSET QUALITY 22 Management continues to assess the exposure of the Company’s loan portfolio to the COVID - 19 pandemic, economic trends and their potential effect on asset quality . The Company has deferred the adoption of the Current Expected Credit Loss Model , as permitted by its classification as a Smaller Reporting Company under Securities and Exchange Commission rules . September 30, 2021 September 30, 2022 ALLL (1) Loans Outstanding (1)(3) ALLL/ Total Loan Segment ALLL (1) Loans Outstanding (1) ALLL/ Total Loan Segment Commercial and industrial $ 2,957 $ 200,526 1.47% $ 3,181 $ 232,449 1.37% Commercial real estate 12,659 917,630 1.38% 12,551 1,081,728 1.16% Residential (2) 4,010 663,646 0.60% 4,250 686,712 0.62% Consumer 206 4,414 4.67% 222 4,652 4.77% Unallocated 5 - - 4 - - Total Loans $ 19,837 $ 1,786,216 1.11% $ 20,208 $ 2,005,541 1.01% (1) $ in thousands (2) Includes home equity loans and home equity lines of credit (3) Excludes PPP loans

ASSET QUALITY 23 ($ in Millions) 3Q2021 (1) 4Q2021 (1) 1Q2022 (1) 2Q2022 (1) 3Q2022 (2) Special Mention $38.0 $24.2 $28.1 $22.0 $39.8 Special Mention - Hotel $26.2 $27.3 $27.1 $18.3 $17.6 Total Special Mention $64.2 $51.5 $55.2 $40.3 $57.4 % of Total Loans 3.6% 2.8% 2.9% 2.0% 2.9% Substandard $32.2 $31.1 $30.8 $28.6 $28.4 % of Total Loans 1.8% 1.7% 1.6% 1.5% 1.4% Total Watch List Loans $96.4 $82.6 $86.0 $68.9 $85.8 % of Total Loans 5.4% 4.5% 4.5% 3.5% 4.3% At September 30 , 2022 , total Watch List loans were $ 85 . 8 million, or 4 . 3% , of total loans, an increase of $ 3 . 2 million, or 3 . 9% , from December 31 , 2021 . (1) % of total l oans excludes PPP loans (2) % of total loans includes PPP loans

CAPITAL MANAGEMENT 24 We are well - capitalized with excess capital. Consolidated Ratio at September 30, 2022 Leverage Ratio 9.01% Common Equity Tier 1 Ratio 11.76% Tier 1 Capital Ratio 11.76% Total Capital Ratio 13.79% x From a regulatory standpoint, we are well - capitalized with excess capital. x We take a prudent approach to capital management. ($ in millions) Westfield Bank Ratio at September 30 , 2022 Well Capitalized Leverage Ratio 9.26% 5.0% Common Equity Tier 1 Ratio 12.08% 6.5% Tier 1 Capital Ratio 12.08% 8.0% Total Capital Ratio 13.11% 10.0%

CAPITAL RETURN TO SHAREHOLDERS 25 Year # of Shares 2018 2,189,276 2019 1,938,667 2020 1,391,496 2021 2,758,051 1Q2022 112,674 2Q2022 293,173 3Q2022 236,302 Year Annual Dividends per Share 2018 $0.16 2019 $0.20 2020 $0.20 2021 $0.20 1Q2022 $0.06 2Q2022 $0.06 3Q2022 $0.06 Share Repurchases Dividends On April 27 , 2021 , the Board of Directors authorized a stock repurchase plan (the “ 2021 Plan”) under which the Company is authorized to repurchase up to 2 . 4 million shares, or 10 % of its outstanding common stock . During the three months ended September 30 , 2022 , the Company repurchased 236 , 302 shares of common stock under the 2021 Plan at an average price of $ 7 . 85 . During the nine months ended September 30 , 2022 , the Company repurchased 642 , 149 shares of common stock under the 2021 Plan at an average price of $ 8 . 35 . At September 30 , 2022 , there were 35 , 170 shares of common stock available for repurchase under the 2021 Plan . Following the end of the third quarter, the Company announced the completion of the 2021 Plan on October 13 , 2022 . On July 26 , 2022 , the Board of Directors authorized a stock repurchase plan (the “ 2022 Plan”), pursuant to which the Company may repurchase up to 1 . 1 million shares, or approximately 5 . 0% , of the Company’s outstanding common stock .

CAPITAL MANAGEMENT 26 $9.56 $9.87 $9.63 $9.58 $9.52 $8.89 $9.21 $8.97 $8.92 $8.85 Book Value per Share Tangible Book Value per Share (non - GAAP) (1) Book Value Tangible Book Value (non-GAAP) Book value per share decreased $0.36, or 3.6%, from $9.87 at December 31, 2021 to $ 9.52 at September 30, 2022. Tangible book value per share (non - GAAP) decreased $0.36, or 3.9%, from $9.21 at December 31, 2021 to $8.85 at September 30, 2022. Accumulated other comprehensive income/loss reduced the tangible book value per common share by $0.94 as of September 30, 2022, primarily due to the impact of higher interest rates on the fair value of available - for - sale securities. (1) Tangible book value is a non - GAAP measure. See slides 27 and 28 for the related tangible book value calculation and a reconc iliation of GAAP to non - GAAP financial measures.

# APPENDIX: NON-GAAP TO GAAP RECONCILIATION

## Reconciliation of Non-GAAP to GAAP Financial Measures

The Company believes that certain non-GAAP financial measures provide information to investors that is useful in understanding its financial condition. Because not all companies use the same calculation, this presentation may not be comparable to other similarly titled measures calculated by other companies. A reconciliation of these non-GAAP financial measures is provided below.

| | For the quarter ended | | | | |
|---|---|---|---|---|---|
| | 9/30/2022 | 6/30/2022 | 3/31/2022 | 12/31/2021 | 9/30/2021 |
| | (In thousands) | | | | |
| Loans (no tax adjustment) | $ 19,543 | $ 18,500 | $ 17,947 | $ 18,089 | $ 18,670 |
| Tax-equivalent adjustment | 122 | 124 | 120 | 108 | 106 |
| Loans (tax-equivalent basis) | $ 19,665 | $ 18,624 | $ 18,067 | $ 18,197 | $ 18,776 |
| Securities (no tax adjustment) | $ 2,104 | $ 2,068 | $ 1,950 | $ 1,763 | $ 1,500 |
| Tax-equivalent adjustment | 1 | - | - | 1 | 1 |
| Securities (tax-equivalent basis) | $ 2,105 | $ 2,068 | $ 1,950 | $ 1,764 | $ 1,501 |
| Net interest income (no tax adjustment) | $ 20,288 | $ 19,392 | $ 18,698 | $ 18,582 | $ 18,765 |
| Tax equivalent adjustment | 123 | 124 | 120 | 109 | 107 |
| Net interest income (tax-equivalent basis) | $ 20,411 | $ 19,516 | $ 18,818 | $ 18,691 | $ 18,872 |
| Net interest income (no tax adjustment) | $ 20,288 | $ 19,392 | $ 18,698 | $ 18,582 | $ 18,765 |
| Less: | | | | | |
| Purchase accounting adjustments | (16) | 64 | 39 | (31) | 56 |
| Prepayment penalties and fees | 99 | 26 | 21 | 21 | 8 |
| PPP fee income | 19 | 129 | 562 | 973 | 1,757 |
| Adjusted net interest income (non-GAAP) | $ 20,186 | $ 19,173 | $ 18,076 | $ 17,619 | $ 16,944 |
| Average interest-earning assets | $ 2,401,533 | $ 2,398,526 | $ 2,385,932 | $ 2,394,397 | $ 2,337,717 |
| Average interest-earnings asset, excluding average PPP loans | $ 2,398,998 | $ 2,395,463 | $ 2,370,852 | $ 2,352,858 | $ 2,257,346 |
| Net interest margin (no tax adjustment) | 3.35% | 3.24% | 3.18% | 3.08% | 3.18% |
| Net interest margin, tax-equivalent | 3.37% | 3.26% | 3.20% | 3.10% | 3.20% |
| Adjusted net interest margin, excluding purchase accounting adjustments, PPP fee income and prepayment penalties (non-GAAP) | 3.34% | 3.21% | 3.10% | 2.97% | 2.98% |

27

# APPENDIX: NON-GAAP TO GAAP RECONCILIATION

## Reconciliation of Non-GAAP to GAAP Financial Measures

The Company believes that certain non-GAAP financial measures provide information to investors that is useful in understanding its financial condition. Because not all companies use the same calculation, this presentation may not be comparable to other similarly titled measures calculated by other companies. A reconciliation of these non-GAAP financial measures is provided below.

| | For the quarter ended | | | | |
|---|---|---|---|---|---|
| | 9/30/2022 | 6/30/2022 | 3/31/2022 | 12/31/2021 | 9/30/2021 |
| | | | (In thousands) | | |
| Book Value per Share (GAAP) | $ 9.52 | $ 9.58 | $ 9.63 | $ 9.87 | $ 9.56 |
| Non-GAAP adjustments: | | | | | |
| Goodwill | (0.56) | (0.55) | (0.55) | (0.55) | (0.55) |
| Core deposit intangible | (0.11) | (0.11) | (0.11) | (0.11) | (0.12) |
| Tangible Book Value per Share (non-GAAP) | $ 8.85 | $ 8.92 | $ 8.97 | $ 9.21 | $ 8.89 |
| | | | | | |
| Income Before Income Taxes (GAAP) | $ 7,860 | $ 7,400 | $ 7,015 | $ 8,215 | $ 8,142 |
| Provision (credit) for loan losses | 675 | 300 | (425) | 300 | (100) |
| Income Before Taxes and Provision (non-GAAP) | $ 8,535 | $ 7,700 | $ 6,590 | $ 8,515 | $ 8,042 |
| | | | | | |
| **Efficiency Ratio:** | | | | | |
| Non-interest Expense (GAAP) | $ 14,343 | $ 14,433 | $ 14,456 | $ 13,923 | $ 14,018 |
| Non-Interest Expense for Efficiency Ratio (non-GAAP) | $ 14,343 | $ 14,433 | $ 14,456 | $ 13,923 | $ 14,018 |
| | | | | | |
| Net Interest Income (GAAP) | $ 20,288 | $ 19,392 | $ 18,698 | $ 18,582 | $ 18,765 |
| | | | | | |
| Non-Interest Income (GAAP) | $ 2,590 | $ 2,741 | $ 2,348 | $ 3,856 | $ 3,295 |
| Non-GAAP adjustments: | | | | | |
| Bank-owned life insurance death benefit | - | - | - | (555) | - |
| Loss (gain) on securities, net | - | - | 4 | - | (2) |
| Unrealized losses (gains) on marketable equity securities | 235 | 225 | 276 | 96 | (11) |
| Gain on non-marketable equity investments | (211) | (141) | - | (352) | - |
| Non-Interest Income for Efficiency Ratio (non-GAAP) | $ 2,614 | $ 2,825 | $ 2,628 | $ 3,045 | $ 3,282 |
| Total Revenue for Efficiency Ratio (non-GAAP) | $ 22,902 | $ 22,217 | $ 21,326 | $ 21,627 | $ 22,047 |
| | | | | | |
| Efficiency Ratio (GAAP) | 62.69% | 65.21% | 68.69% | 62.05% | 63.54% |
| Efficiency Ratio (Non-interest Expense for Efficiency Ratio (non-GAAP)/Total Revenue for Efficiency Ratio (non-GAAP)) | 62.63% | 64.96% | 67.79% | 64.38% | 63.58% |

28

WESTFIELD BANK “WHAT BETTER BANKING’S ALL ABOUT” James C. Hagan , President and Chief Executive Officer Guida R. Sajdak , Executive Vice President and Chief Financial Officer Meghan Hibner , Vice President and Investor Relations Officer 29 141 Elm Street, Westfield, MA